--------------------------------------------------------------------------------
               [LOGO] RadiSys.    Stock Option Exchange Program
--------------------------------------------------------------------------------

                       Welcome to the RadiSys Stock Option
                           Exchange Program web site.

This web site was designed by Mellon Investor Services and RadiSys, and is dedicated specifically to RadiSys.

From this web site, you will be able to:

- Access information to help you understand the details of the RadiSys Stock Option

- View your RadiSys stock option history and exchange ratio for stock options

-     Make your election if you choose to participate in the Exchange Program.

- Print your Election Confirmation should you choose to participate in the Exchange

-     Log back on to verify or to change your election decision.


                 Please click the "Continue" button below to log
                               into the web site.

                                    --------
                                    Continue
                                    --------


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Screen 1                                   [LOGO] Mellon
                                                  Mellon Investor Services
                                                  A Mellon Financial Company(SM)

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               [LOGO] RadiSys.    Stock Option Exchange Program
--------------------------------------------------------------------------------

Enter your 9 digit Personal Identification Number (PIN) that you received via e-mail. Please do not enter spaces.

                                            -----------

                                            -----------
                                                 |
                                                 |
                                                 |
                    ------------------------------------
                    If user enters an invalid PIN number
                    more than three times the PIN number
                    will be locked out.
                    ------------------------------------

                                    --------
                                    Continue
                                    --------

--------------------------------------------------------------------------------
  If you have questions, contact the Mellon call center, Monday through Friday between the hours of 5:00 a.m. to 4:00 p.m. Pacific Time at:

                       888-256-2709 (From within the U.S.)
                      201-329-8905 (From outside the U.S.)
--------------------------------------------------------------------------------


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Screen 1                                   [LOGO] Mellon
                                                  Mellon Investor Services
                                                  A Mellon Financial Company(SM)

--------------------------------------------------------------------------------
               [LOGO] RadiSys.    Stock Option Exchange Program
--------------------------------------------------------------------------------

Enter your 3- or 4-digit employee ID number; don't enter leading zeros. For example, if your employee number if 001322, just enter 1322.

                                                             -----------
                                                                         ----
                                                             -----------     |
                                                                             |
If you do not know your employee ID number:                                  |
                                                                             |
      U.S. Employees: Look at your most recent paycheck voucher, available   |
      from the ProBusiness Payroll Work Center Web site at                   |
      http://workcenter.probusiness.com                                      |
                                                                             |-|
      Employees Outside the U.S.: Look at your most recent paycheck voucher. | |
                                                                             | |
Enter your birth date as day/month/year                                      | |
                                                                             | |
                                           -----      -----        -----     | |
                                        DD:        MM:        YYYY:      ----  |
                                           -----      -----        -----       |
                                                                               |
                                    --------                                   |
                                    Continue ----------------------------------
                                    --------

--------------------------------------------------------------
User can input multiple times but will not let them proceed if there is no match.  Inputs are not a lock out feature
--------------------------------------------------------------

--------------------------------------------------------------------------------
  If you have questions, contact the Mellon call center, Monday through Friday between the hours of 5:00 a.m. to 4:00 p.m. Pacific Time at:

                       888-256-2709 (From within the U.S.)
                      201-329-8905 (From outside the U.S.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Screen 1                                   [LOGO] Mellon
                                                  Mellon Investor Services
                                                  A Mellon Financial Company(SM)

--------------------------------------------------------------------------------
               [LOGO] RadiSys.    Stock Option Exchange Program
--------------------------------------------------------------------------------

                           ---------------------------
                           FAQ and Overview HTMLS will ------------------------|
                           reflect  "Plan B  Versions"                         |
                           ---------------------------                         |
                                                                               |
    The offer to participate in RadiSys' Stock Option Exchange Program (the    |
      "Exchange Program") expires at 9:00 p.m. Pacific Time on Wednesday,      |
                                August 27, 2003.                               |
                                                                               |
                                             -------------------               |
                                             Example of html pop               |
                                               out on page 13.   -------|      |
                                             -------------------        |      |
                                                                        |      |
      1. Click on the links below to view details on RadiSys'           |      |
         Exchange Program:                                              |      |
                                                                        |      |
            o Program Overview                                          |      |
            o Frequently Asked Questions      --------------------------|      |
|---------  o Significant Events Calendar                                      |
|           o Guide to International Issues             -----------------------|
|           o Offer to Exchange (219K, pdf.)  ---------------------------------|
|                                                                              |
|     2. Press Continue to:                                                    |
|                                                                              |
|     o View your RadiSys stock option history and exchange ratio for stock    |
|     options eligible for exchange under the Exchange Program.                |
|                                                                              |
|     o Make your election if you choose to participate in the Exchange        |
|     Program.                                                                 |
|                                                                              |
|     o View your Summary of Election if you previously submitted an Election  |
|     Agreement from the web site.                                             |
|                                                                              |
|     o Verify or change your election decision.                               |
|                                                                              |
|                                   --------                                   |
|                                   Continue                                   |
|                                   --------                                   |
|                                                                              |
|                 --------------------------------------------                 |
|-------------    When user clicks on link, a separate browser                 |
                  box will pop out to that html document.                      |
                  --------------------------------------------                 |
                                                                               |
------------------------------------------------------------------------------ |
 If you have questions, contact the Mellon call center, Monday through Friday  |
         between the hours of 5:00 a.m. to 4:00 p.m. Pacific Time at:          |
                                                                               |
                       888-256-2709 (From within the U.S.)                     |
                      201-329-8905 (From outside the U.S.)                     |
------------------------------------------------------------------------------ |
                                                                               |
                         -------------------------------                       |
                         When user clicks on link, a PDF ----------------------| browser box will pop out.
                         -------------------------------


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Screen 1                                   [LOGO] Mellon
                                                  Mellon Investor Services
                                                  A Mellon Financial Company(SM)

--------------------------------------------------------------------------------
               [LOGO] RadiSys.    Stock Option Exchange Program
--------------------------------------------------------------------------------

Hello [Jane]; Here is the information we have for you.

Name and Address:
[Full Name]
[Address]
[E-mail]

If you have a change of home address:

U.S. Employees:                  Send an e-mail to stacie.anderson@radisys.com

Employees Outside the U.S.:      Send an e-mail to elizabeth.yardley@radisys.com

From this page, you can view your entire stock option grant history as of July 31, 2003. Please note that all of your options, including options that are not eligible for exchange under the Exchange Program, are shown below. It may be helpful to take into account your total stock option grant history as you consider whether or not to exchange eligible options for a predetermined number of new options that we anticipate will be granted no earlier than Monday, March 1, 2004, and the exercise price of which will be equal to the closing price of shares of RadiSys common stock on the new option grant date in accordance with the Exchange Program terms and conditions.

The predetermined number of new options you will receive depends on the exercise price of the eligible options you surrender.

Exchange Ratio (Calculated based upon the closing price of shares of RadiSys common stock on Wednesday, July 30, 2003): $15.46

The number of new options that you may receive in exchange for your eligible options depends upon the exercise price of your eligible options.

----------------------------------------------------------------------------------------------------------
  If your eligible options have an exercise           Then, if you authorize a surrender of eligible
                  price of:                                 options in exchange for new options:
----------------------------------------------------------------------------------------------------------
$20.00 - $34.99                                  1.40 options will be cancelled and replaced with 1 option
----------------------------------------------------------------------------------------------------------
$35.00 or higher                                 2.00 options will be cancelled and replaced with 1 option
----------------------------------------------------------------------------------------------------------

If you choose to participate in the Exchange Program, you must cancel all (but not less than all) eligible options shown below (excluding those shown as "Ineligible") and exchange them for new options as shown in the last column.


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Screen 1                                   [LOGO] Mellon
                                                  Mellon Investor Services
                                                  A Mellon Financial Company(SM)

--------------------------------------------------------------------------------
               [LOGO] RadiSys.    Stock Option Exchange Program
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                                New Grant if
                                                                                  Options
    Option        Grant       Options      Exercise           Options           Outstanding
   Grant #         Date       Granted        Price         Outstanding *         Exchanged
---------------------------------------------------------------------------------------------
    123658      7/12/1999      2,125        $27.25             3,250               2,322
---------------------------------------------------------------------------------------------
    236985      5/14/1996      2,125        $12.25             3,250             Ineligible
---------------------------------------------------------------------------------------------

*This number is the basis for applying the exchange ratio to arrive at the number of new options that will be granted under the terms of the Exchange Program should you elect to participate. Options outstanding are options that have not been exercised, and includes both vested and unvested options.

If you have options eligible for exchange and if you elect to exchange your options outstanding, you will cancel [x.xx] options. You will be granted [x.xx ] new options, in accordance with the terms and conditions of the Exchange Program. We anticipate that the new options will be granted no earlier than Monday, March 1, 2004. These new options will be subject to a new vesting schedule (see the Stock Option Exchange Program Frequently Asked Questions for details) and will have a term of seven years.

If you want to see additional information associated with each of the stock option grants shown above, you can access your account from the E*TRADE OptionsLink web site at www.optionslink.com. From the OptionsLink web site, you can view the number of options that are vested and exercisable, and the expiration date of each stock option.

To access the web site, you will need your OptionsLink ID and Password. Call E*TRADE at 800-838-0908 if you don't have this information or if you need assistance logging onto the web site.

If you have questions about the information shown on your E*Trade OptionsLink account, contact our stock administrator, EquitEase, Monday - Friday from 8:00 a.m. - 5:00 p.m. Pacific Time at 877-791-8981.

                                    --------
                                    Continue
                                    --------

--------------------------------------------------------------------------------
  If you have questions, contact the Mellon call center, Monday through Friday between the hours of 5:00 a.m. to 4:00 p.m. Pacific Time at:

                       888-256-2709 (From within the U.S.)
                      201-329-8905 (From outside the U.S.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Screen 1                                   [LOGO] Mellon
                                                  Mellon Investor Services
                                                  A Mellon Financial Company(SM)

--------------------------------------------------------------------------------
               [LOGO] RadiSys.    Stock Option Exchange Program
--------------------------------------------------------------------------------

                               ELECTION AGREEMENT

AUTHORIZATION TO EXCHANGE ELIGIBLE OPTIONS

I understand that by clicking on the "Exchange My Options" button below, I am authorizing the cancellation of [x.xx] options, and I will be granted [x.xx] new options, in accordance with the terms and conditions of the Offer to Exchange, Exchange Program Overview, and Exchange Program Frequently Asked Questions.

--------------------------                            --------------------------
Do Not Exchange My Options                            Do Not Exchange My Options
--------------------------                            --------------------------
             |                                                  |
             |                                                  |
             |                                                  |
----------------------------------         ----------------------------------
To Screen7 if all your grants              To Screen 7 if all your grants are
are ineligible or Screen 9 if not.         ineligible or to Screen 8 if not.
----------------------------------         ----------------------------------


If you are an employee who resides in Germany and elect to exchange options under the Exchange Program, local regulations require that you sign a paper election form. Please do not make your election from this web site. A paper election form was sent to you via first class mail (to your home address) on July 31, 2003.

    Please follow the mailing instructions shown on the paper election form.

--------------------------------------------------------------------------------
  If you have questions, contact the Mellon call center, Monday through Friday between the hours of 5:00 a.m. to 4:00 p.m. Pacific Time at:

                       888-256-2709 (From within the U.S.)
                      201-329-8905 (From outside the U.S.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Screen 1                                   [LOGO] Mellon
                                                  Mellon Investor Services
                                                  A Mellon Financial Company(SM)

--------------------------------------------------------------------------------
               [LOGO] RadiSys.    Stock Option Exchange Program
--------------------------------------------------------------------------------

                      You do not have options eligible for
                          exchange under the Exchange
                                    Program.

                                     ------
                                     Logout
                                     ------


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Screen 1                                   [LOGO] Mellon
                                                  Mellon Investor Services
                                                  A Mellon Financial Company(SM)

--------------------------------------------------------------------------------
               [LOGO] RadiSys.    Stock Option Exchange Program
--------------------------------------------------------------------------------

                              ELECTION CONFIRMATION

Please print out this page for your records.

You have authorized the following election.                   [TIME & DATE]

Name and Address:       ---------------------------
[Full Name]             FAQ and Overview HTMLS will
[Address]               reflect "Plan B  Versions"
[E-mail]                ---------------------------

Your current election is reflected below. Please be advised that you cannot change your election after the Exchange Program expires at 9:00 p.m., Pacific Time (U.S.), on Wednesday, August 27, 2003. However, you may return to this web site to make a change at any time before the Exchange Program expires. If you elect to exchange your options, you will receive a "Confirmation of Cancellation of Tendered Options and Promise to Grant New Options" at your RadiSys e-mail address or by mail after the Exchange Program expiration date.

------------------------------------------------------------------------------------------------------
                                                                    Options
                                                                Outstanding to       New Options to
Option Grant #         Grant Date          Exercise Price        be Cancelled          be Granted
------------------------------------------------------------------------------------------------------
    123658              7/12/1999              $27.25                3,250                2,322
------------------------------------------------------------------------------------------------------
    236985              5/14/1996              $12.25                3,250             Ineligible
------------------------------------------------------------------------------------------------------
You have elected to cancel 3,250 options. You will be granted 2,322 new options*
------------------------------------------------------------------------------------------------------
*The exercise price of the new options will be equal to the closing price of shares of RadiSys common stock on the new option grant date, in accordance with the terms and conditions of the Exchange
Program.
------------------------------------------------------------------------------------------------------

Click on the links below to view details on RadiSys' Exchange Program:

Program Overview
Frequently Asked Questions
Significant Events Calendar
Guide to International Issues
Offer to Exchange (219K, pdf)

  You may log back into this web site at any time until the expiration of the offer to exchange at 9:00 p.m., Pacific Time (U.S.), on Wednesday,
                                August 27, 2003.

                                     Logout

--------------------------------------------------------------------------------
  If you have questions, contact the Mellon call center, Monday through Friday between the hours of 5:00 a.m. to 4:00 p.m. Pacific Time at:

                       888-256-2709 (From within the U.S.)
                      201-329-8905 (From outside the U.S.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Screen 1                                   [LOGO] Mellon
                                                  Mellon Investor Services
                                                  A Mellon Financial Company(SM)

--------------------------------------------------------------------------------
               [LOGO] RadiSys.    Stock Option Exchange Program
--------------------------------------------------------------------------------

                              ELECTION CONFIRMATION

Please print out this page for your records.

You have Elected not  to participate in the Exchange Program.     [TIME & DATE]

Name and Address:           ---------------------------
[Full Name]                 FAQ and Overview HTMLS will
[Address]                   reflect "Plan B  Versions"
[E-mail]                    ---------------------------

Your current election is reflected below. Please be advised that you cannot change your election after the Exchange Program expires at 9:00 p.m., Pacific Time (U.S.), on Wednesday, August 27, 2003. However, you may return to this web site to make a change at any time before the Exchange Program expires. If you elect to exchange your options, you will receive a "Confirmation of Cancellation of Tendered Options and Promise to Grant New Options" at your RadiSys e-mail address or by mail after the Exchange Program expiration date.

-------------------------------------------------------------------------------------------------------
                                                                Options           New Grant If Options
Option Grant #        Grant Date       Exercise Price        Outstanding         Outstanding Exchanged*
-------------------------------------------------------------------------------------------------------
    123658             7/12/1999           $27.25                3,250                   2,322
-------------------------------------------------------------------------------------------------------
    236985             5/14/1996           $12.25                3,250                 Ineligible
-------------------------------------------------------------------------------------------------------
You have elected to cancel 3,250 options. You will be granted 2,322 new options*
-------------------------------------------------------------------------------------------------------
*The exercise price of the new options will be equal to the price of shares of RadiSys common stock on
Monday, March 1, 2004, in accordance with the terms and conditions of the Exchange Program.
-------------------------------------------------------------------------------------------------------

*You have elected to cancel 0,000 options. You will be granted 0,000 new options.

You have elected not to participate in the Exchange Program, and you will not be granted any new options. Your options will remain outstanding until they become vested and are exercised, or until they expire by their terms and conditions of grant and they will retain their current exercise price and vesting schedule.

Click on the links below to view details on RadiSys' Exchange Program:

Program Overview
Frequently Asked Questions
Significant Events Calendar
Guide to International Issues
Offer to Exchange (219K, pdf)

  You may log back into this web site at any time until the expiration of the offer to exchange at 9:00 p.m., Pacific Time (U.S.), on Wednesday,
                                August 27, 2003.

                                     ------
                                     Logout
                                     ------

--------------------------------------------------------------------------------
  If you have questions, contact the Mellon call center, Monday through Friday between the hours of 5:00 a.m. to 4:00 p.m. Pacific Time at:

                       888-256-2709 (From within the U.S.)
                      201-329-8905 (From outside the U.S.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Screen 1                                   [LOGO] Mellon
                                                  Mellon Investor Services
                                                  A Mellon Financial Company(SM)

--------------------------------------------------------------------------------
               [LOGO] RadiSys.    Stock Option Exchange Program
--------------------------------------------------------------------------------

                       You have logged out of the RadiSys
                         Stock Option Exchange Program
                                    web site.


--------------------------------------------------------------------------------
Screen 1                                   [LOGO] Mellon
                                                  Mellon Investor Services
                                                  A Mellon Financial Company(SM)

--------------------------------------------------------------------------------
               [LOGO] RadiSys.    Stock Option Exchange Program
--------------------------------------------------------------------------------

Welcome back, [Jane].        -------------------------------------------
                             When revisiting the sight, this Screen will
Name and Address:                       display after Screen 4
[Full Name]                  -------------------------------------------
[Address]                                       |
[E-mail]                                        |
                                                |
You visited the RadiSys site on [Date of previous election].

Our records indicate that you do not have any grants eligible for exchange. Please see the table below for details. You may logout by clicking on the "Logout" button below.

---------------------------------------------------------------------------------------------------
Option Grant #      Grant Date        Exercise Price         Options           New Grant If Options
                                                           Outstanding        Outstanding Exchanged
---------------------------------------------------------------------------------------------------
    123658           7/12/1999            $14.99              3,250                 Ineligible
---------------------------------------------------------------------------------------------------
    236985           5/14/1996            $12.96              3,250                 Ineligible
---------------------------------------------------------------------------------------------------

  You may log back into this web site at any time until the expiration of the offer to exchange at 9:00 p.m., Pacific Time (U.S.), on Wednesday,
                                August 27, 2003.

 Ineligible                           ------
Welcome Back                          Logout
  Screen                              ------

--------------------------------------------------------------------------------
  If you have questions, contact the Mellon call center, Monday through Friday between the hours of 5:00 a.m. to 4:00 p.m. Pacific Time at:

                       888-256-2709 (From within the U.S.)
                      201-329-8905 (From outside the U.S.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Screen 1                                   [LOGO] Mellon
                                                  Mellon Investor Services
                                                  A Mellon Financial Company(SM)

--------------------------------------------------------------------------------
               [LOGO] RadiSys.    Stock Option Exchange Program
--------------------------------------------------------------------------------

                               SUMMARY OF ELECTION

Welcome back, [Jane].        -------------------------------------------
                             When revisiting the sight, this Screen will
Name and Address:                       display after Screen 4
[Full Name]                  -------------------------------------------
[Address]                                       |
[E-mail]                                        |
                                                |
You made the following election on [Date of previous election].

To change your election, press the "Change My Election" button below.

If you do not wish to change your election, you may logout by clicking on the "Logout" button below.

-----------------------------------------------------------------------------------------------
                                                                Options
                                                            Outstanding to      New Options to
Option Grant #       Grant Date       Exercise Price         be Cancelled         be Granted
-----------------------------------------------------------------------------------------------
    123658            7/12/1999           $27.25                 3,250               2,322
-----------------------------------------------------------------------------------------------
    236985            5/14/1996           $12.25                 3,250            Ineligible
-----------------------------------------------------------------------------------------------
You have elected to cancel 3,250 options. You will be granted 2,322 new options*
-----------------------------------------------------------------------------------------------
*The exercise price of the new options will be equal to the closing price of shares of RadiSys common stock on the new option grant date, in accordance with the terms and conditions of the
Exchange Program.
-----------------------------------------------------------------------------------------------

  You may log back into this web site at any time until the expiration of the offer to exchange at 9:00 p.m., Pacific Time (U.S.), on Wednesday,
                                August 27, 2003.

      ------                                       ------------------
      Logout                                       Change My Election
      ------                                       ------------------
                                                           |
           ----------------------------------              |
           Goes back to "Hello election page" -------------|
           ----------------------------------

--------------------------------------------------------------------------------
  If you have questions, contact the Mellon call center, Monday through Friday between the hours of 5:00 a.m. to 4:00 p.m. Pacific Time at:

                       888-256-2709 (From within the U.S.)
                      201-329-8905 (From outside the U.S.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Screen 1                                   [LOGO] Mellon
                                                  Mellon Investor Services
                                                  A Mellon Financial Company(SM)

Guide to International Issues

From this page, you can access a summary of tax consequences associated with the cancellation of outstanding options in exchange for the grant of new options for each country shown. These summaries are general in nature and do not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor are they intended to be applicable in all respects to all categories of option holders. Please note that tax laws change frequently and, occasionally, on a retroactive basis.

You are advised to seek appropriate professional advice as to how the tax and other laws in your country apply to your specific situation before you elect to participate in the Stock Option Exchange Program.

Germany

United Kingdom   --------------------------------------|
                                                       |
United States                                          |
                                                       |
                                ----------------------------------------------
                                Links are part of this html and will drop down into those sections.
                                ----------------------------------------------

Tax Sample, Page 13